Exhibit 99.2

         STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING
            FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Gregory L. Cowan, Executive Vice President and Chief Financial Officer of CDI Corp., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of CDI Corp., and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o   CDI Corp.'s 2001 Annual Report on Form 10-K filed with the
             Commission;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of CDI Corp. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o   any amendments to any of the foregoing.

                                                       Subscribed and sworn to
         /s/ Gregory L. Cowan                          before me this 14th day
--------------------------------------------           of August 2002.
   Gregory L. Cowan

August 14, 2002                                        /s/ Pamela E. Blalock
                                                       Notary Public
                                                       My Commission Expires:
                                                       November 25, 2005